EXHIBIT 10.45
                                                                   -------------

                                LETTER AGREEMENT

The Glenn A. Chalker Revocable Trust
  Dated June 15, 1993                                           January 24, 2001
Attn:  Glenn A. Chalker, Trustee
11331 South Erie
Tulsa, OK  74147

Dear Mr. Chalker:

         In order to induce you to loan to Heartsoft, Inc. $250,000 (the "Loan") as evidenced by that certain Convertible Promissory Note of even date in principal amount of $250,000 ("Convertible Note") secured by a security interest in certain collateral pursuant to that certain Security Agreement of even date ("Security Agreement"), Heartsoft, Inc. agrees to issue to The Glenn A. Chalker Revocable Trust Dated June 15, 1993 ("Chalker") the Convertible Note and 125,000 shares of common stock (the "Shares"), par value $0.0005 per share, of Heartsoft, Inc., a Delaware corporation ("Heartsoft"), on the following terms and conditions.

         1. Heartsoft agrees to issue to Chalker the Convertible Note and the Shares and Chalker agrees to purchase the Convertible Note and the Shares. Chalker shall deliver to Heartsoft his checks of $75,000 and $62.50 on January 24, 2001 and $175,000 on February 5, 2001. On receipt in full of the foregoing, Heartsoft shall issue and deliver the Convertible Note and the Shares to Chalker.

         2. Chalker acknowledges that the Convertible Note and the Shares are not registered under the Act or any state securities laws. Chalker agrees that the Convertible Note and the Shares will not be sold, offered for sale, pledged, hypothecated or otherwise transferred (collectively, "Transfer"), except in compliance with the Securities Act of 1933 (the "Act") and applicable state securities laws. Chalker hereby consents to the placing of appropriate restrictive legends upon the Convertible Note and the certificates representing the Shares, and the placing of stop transfer orders with any transfer agent with respect to the Shares.

         3. To induce Heartsoft to issue the Convertible Note and the Shares, Chalker hereby represents and warrants to Heartsoft that:

                  (a) this Agreement, when executed and delivered by Chalker, will constitute a legal, valid and binding obligation enforceable against Chalker in accordance with its terms;

                  (b) the Convertible Note and the Shares are being acquired by Chalker for investment purposes only, for the account of Chalker and not with the view to any distribution thereof;

                  (c) Chalker is an "accredited investor" as that term is defined in the Act.

Glenn Chalker
January 24, 2001
Page 2

                  (d) Chalker is aware that the Convertible Note and the Shares have not been registered under the Act and his ability to sell or dispose of the Convertible Note and the Shares will be restricted. Chalker is subscribing for the Convertible Note and the Shares with full knowledge of such limitation. Chalker acknowledges that he is aware that the Convertible Note and the Shares may not be resold or offered by him for sale in the absence of: (i) an effective registration statement under the Act covering the Convertible Note and the Shares; or (ii) an opinion of counsel satisfactory to Heartsoft that registration under the Act is not necessary. Chalker consents to the placing of a restrictive legend on the Convertible Note and the Shares indicating that the Convertible Note and the Shares have not been registered under the Act, and Chalker understands that Heartsoft will notify its transfer agent that the Shares are so restricted.

         4. Chalker acknowledges that:

                  (a) Chalker has been provided and has read the following documents:

                           (i) Annual Reports on Form 10-KSB dated July 14, 2000
and September 28, 2000, containing audited financial statements for the fiscal years ending March 31, 2000 and June 30, 2000 ("Audited Financial Statements"); and

                           (ii) Quarterly Report on Form 10-QSB dated November
14, 2000, containing unaudited interim financial statements for the period ending September 30, 2000 ("Unaudited Interim Financial Statements");

                  (b) Chalker has been provided opportunities to ask questions of representatives of Heartsoft regarding the risks and merits of his purchase hereunder and to obtain any additional information necessary to verify the accuracy of the information contained in the above-mentioned documents and to obtain non-confidential public information about Heartsoft, its operations and prospects from the time of such documents through the date hereof. Upon the basis of Chalker reading the above mentioned documents and Chalker's discussion with representatives of Heartsoft, Chalker possesses sufficient information to understand the risk and merits associated with his purchase hereunder and to verify the accuracy of information received; provided, however, that the foregoing shall not in any way waive, prejudice or otherwise adversely affect Chalker's right to rely on Heartsoft's representations and warranties contained herein or otherwise given in connection with the purchase of the Convertible Note and the Shares.

         5. To induce Chalker to enter into this Agreement and to acquire the Convertible Note and the Shares, Heartsoft hereby represents and warrants to Chalker as follows:

         (a) Heartsoft is a corporation validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own or lease its properties and to carry on its business as it is now being conducted. Heartsoft has the requisite power and authority to issue the Convertible Note and the Shares and to perform its obligations under this Agreement.

Glenn Chalker
January 24, 2001
Page 3

         (b) The Shares, when issued and delivered pursuant to terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

         (c) This Agreement, the Security Agreement of even date, the Convertible Note and the issuance of the Shares contemplated hereby have been duly authorized by all necessary action on behalf of Heartsoft. This Agreement, the Security Agreement of even date and the Convertible Note evidencing the Loan have been duly executed and delivered by authorized officers of Heartsoft, are valid and binding agreements on the part of Heartsoft and are enforceable against Heartsoft in accordance with their respective terms. All actions necessary to the authorization, issuance and delivery of the Shares as contemplated by this Agreement have been taken by Heartsoft.

         6. Heartsoft agrees to take all necessary action to cause the issuance of the Shares to Chalker, including the issuance of appropriate instructions to its transfer agent.

         7. Heartsoft hereby grants certain registration rights to Chalker with respect to the Shares, and with respect to the shares of common stock of Heartsoft into which the indebtedness evidenced by the Convertible Note is convertible on the terms set forth in Exhibit A attached hereto.

         8. Chalker and Heartsoft agree that each will execute such other documents as may be necessary or desirable in connection with the transactions contemplated hereby, the Convertible Note and the Security Agreement.

         9. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma, without regard to the conflicts of laws principles thereunder.

                  (b) Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given when actually received or when sent by cable, telegraph, or telex (and confirmed by first class mail, postage prepaid) to the addresses set forth below or to such other address or addresses the parties may designate by similar notice.

         If to Heartsoft:                 Heartsoft, Inc.
                                          3101 North Hemlock Circle
                                          Broken Arrow, OK 74012
                                          Attention: Benjamin Shell

         If to Chalker:                   The Glenn A. Chalker Revocable Trust
                                             dated June 15, 1993
                                          Attn:  Glenn A. Chalker, Trustee
                                          11331 South Erie
                                          Tulsa, OK  74147

Glenn Chalker
January 24, 2001
Page 4

         With a Copy to:          Del L. Gustafson
                                  Hall, Estill, Hardwick, Gable, Golden & Nelson
                                  320 South Boston, Suite 400
                                  Tulsa, OK  74103


                           (c) Each party bears the cost of expenses and
attorney fees in connection.

                           (d) This Agreement may be executed in any number of
counterparts, each signed by different persons and all of said counterparts together shall constitute one and the same instrument, and such instrument shall be deemed to have been made, executed and delivered on the date first hereinabove written, irrespective of the time or times when the same or any counterparts thereof actually may have been executed and delivered a counterpart thereof to the Company and the Purchaser.

                           (e) This Agreement, the Convertible Note, the
Security Agreement and the exhibits thereto contain the entire agreement of the parties hereto and may not be modified, altered or changed in any manner whatsoever, except by a written agreement signed by the parties hereto.

                                                HEARTSOFT, INC.


                                                By:      /s/ Benjamin Shell
                                                --------------------------------
                                                Benjamin Shell, Chairman and CEO

ACCEPTED AND AGREED TO:

THE GLENN A. CHALKER REVOCABLE
     TRUST DATED JUNE 15, 1993


By:      /s/ Glenn A. Chalker, Trustee
     ---------------------------------------------------------
        Glenn A. Chalker, Trustee


Date:    January 24, 2001

                                    EXHIBIT A

                               REGISTRATION RIGHTS


         1. Certain Definitions. As used herein, the following terms shall have the following respective meanings in addition to the Defined Terms contained in the Letter Agreement dated as of January 24, 2001, between Heartsoft, Inc. and The Glenn A. Chalker Revocable Trust dated June 15, 1993 to which this Exhibit A is attached:

            "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

            "Common Stock" shall mean (i) the Company's Common Stock, par value $.0005 per share, as authorized on the date of the Letter Agreement, and (ii) any other securities into which or for which any of the securities described in
(i) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Person" shall mean an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a government and any agency or political subdivision thereof.

            "Registrable Securities" shall mean (i) the shares of Common Stock issued to Chalker pursuant to the Letter Agreement, and (ii) any shares of Common Stock of the Company issuable upon the conversion of the Convertible Note.

            "Registration Expenses" shall mean the expenses so described in
Section 4.

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         2. Piggyback Registration. From and after January 24, 2001 to January 24, 2003, if the Company at any time proposes to register any of its shares of Common Stock under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights) for sale to the public (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice to the holder of the outstanding Registrable Securities of its intention to do so. Upon the written request of the holder of the Registrable Securities given within thirty (30) days after transmittal by the Company to the holder of such notice, the Company will, subject to the limits contained in this Section 3, use its best efforts to cause such Registrable Securities of the holder to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent requisite to permit such sale or other disposition by the holder of the Registrable Securities so registered; provided, however, that if the Company is advised in writing in good faith by any managing underwriter of the Company's securities being offered in a public offering pursuant to such registration statement that the amount to be sold by Persons other than the Company (collectively, "Selling Stockholders") is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including the holder of shares of Registrable Securities) pursuant to a contractual, "piggyback" right to include such securities in a registration statement to a number deemed satisfactory by such managing underwriter provided that no reduction shall be made in the amount of Registrable Securities offered for the account of the holder of Registrable Securities unless such reduction is imposed pro rata with respect to all securities whose holders have a contractual, "piggyback" right to include such securities in the registration statement as to which inclusion has been requested pursuant to such right; provided, however, that there is first excluded from such registration statement all shares of Common Stock sought to be included therein by (i) any Management Holder or any officer or employee of the Company or any subsidiary of the Company, (ii) any holder thereof not having any such contractual, registration rights, and (iii) any holder thereof having contractual, registration rights subordinated and junior to the rights of the holder of Registrable Securities.

         3. Registration Procedures. If and whenever the Company is required by the provisions contained herein to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

            (i) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that notwithstanding any other provision herein, the Company shall not in any event be required to use its best efforts to maintain the effectiveness of any such registration statement for a period in excess of nine (9) months;

            (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided herein;

            (iii) furnish to each seller such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such seller;

            (iv) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such seller to consummate the public

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

sale or other disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose to be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified; and

            (v) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed.

         4. Expenses. All expenses incurred in effecting the registrations provided for in Section 2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, underwriting expenses (other than fees, commission or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 3(iv) hereof (all such expenses referred to as 'Registration Expenses"), shall be paid by the Company.

         5. Indemnification. (a) The Company shall indemnify and hold harmless the seller of such securities, each underwriter (as defined in the Securities
Act), and each other Person who participates in the offering of such securities and each other Person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person (individually and collectively the "Indemnified Person") against any losses, claims, damages or liabilities (collectively the "liability"), joint or several, to which such Indemnified Person may be come subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall not be liable to any Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Person specifically for use therein; and provided further, that the Company shall not be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act regardless of any investigation made by or on behalf of such Indemnified Person and shall survive transfer of such securities by such seller.

            (b) The holder of the Registrable Securities shall, by acceptance thereof, indemnify and hold harmless the Company, its directors and officers, each underwriter and each other Person, if any, who controls the Company or such underwriter (individually and collectively also the "Indemnified Person"), against any liability, joint or several, to which any such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon

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

(i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by the holder specifically for use therein, and then only to the extent that such untrue statement or alleged untrue statement or mission or alleged omission by the holder was not based on the authority of an expert as to which the holder had no reasonable ground to believe, and did not believe, that the statement made on the authority of such expert was untrue or that there was an omission to state a material fact. The holder's obligations hereunder shall be limited to an amount equal to the proceeds to the holder of the Registrable Securities sold in any such registration; and provided further, however, that the holder of Registrable Securities shall not be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

            (c) In the event the Company, any holder or other Person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Sections 5(a) or (b) the Person claiming indemnification under such paragraphs shall promptly notify the Person against whom indemnification is sought of such complaint, notice, claim or action, and such indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action. The Person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Person against whom indemnification is sought (unless the indemnifying party fails to promptly defend, in which case the fees and expenses of such separate counsel shall be borne by the Person against whom indemnification is sought). In no event shall a Person against whom indemnification is sought be obligated to indemnify any Person for any settlement of any claim or action effected without the indemnifying Person's prior written consent.

         6. Consent to be Bound. Any subsequent holder of the Registrable Securities must consent in writing to be bound by the terms and conditions hereof in order to acquire the rights granted pursuant hereto.

         7. Suspension of Sales. A seller of Registrable Securities shall effect no sales or transfers of Registrable Securities under a registration statement upon receiving from the Company a written notice stating that, either (i) in the good faith judgment of the Company, the sale or transfer of the Registrable Securities pursuant to the registration statement would, at such time, require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (ii) the Company is unable to comply with applicable requirements of the Commission or the Securities Act at such time. In such event, the

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

Company's obligation to prepare or supplement a prospectus to be used in connection with the sale or transfer or to amend the registration statement shall be suspended for a reasonable period (but not in excess of 150 days) until the Company determines that such confidential information may be disclosed or that it is able to comply with applicable requirements of the Commission or the Securities Act. The holder of Registrable Securities agrees to keep confidential any notification by the Company to the holder pursuant to this Section 7. The holder of Registrable Securities agrees that, in connection with any sale or transfer of any of the Registrable Securities, such seller will comply with any legal requirement such seller may have to deliver a prospectus. The holder of Registrable Securities also agrees not to offer or sell any of the Registrable Securities in any offering or sale that would require the Company to amend or supplement the registration statement solely due to a change in the description of the plan of distribution of the Registrable Securities contained in such prospectus.

         8. Miscellaneous.


            (a) All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission (with a copy by mail) or delivered to the applicable party at the addresses indicated below:

                  If to Heartsoft:       Heartsoft, Inc.
                                         3101 North Hemlock Circle
                                         Broken Arrow, OK 74012

                                         Attention: Benjamin Shell

                  If to Chalker:         The Glenn A. Chalker Revocable Trust
                                            dated June 15, 1993
                                         Attn:  Glenn A. Chalker, Trustee
                                         11331 South Erie
                                         Tulsa, OK  74147

                  With a Copy to:        Del L. Gustafson
                                         Hall, Estill, Hardwick, Gable,
                                             Golden & Nelson
                                         320 South Boston, Suite 400
                                         Tulsa, OK  74103


or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other parties complying as to delivery with the terms of this subsection (a). All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) two days after being deposited in the mails or (ii) one day

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

after being delivered to the telegraph company, deposited with the express overnight courier service or sent by electronic facsimile transmission, respectively, addressed as aforesaid.

            (b) The provisions contained herein shall be governed by and construed in accordance with the laws of the State of Oklahoma.

            (c) If any provision contained herein shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provisions contained herein, and said remaining provisions shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.




























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